UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 1, 2024
COMMISSION FILE NUMBER: 000-16509
CITIZENS, INC.
(Exact name of registrant as specified in its charter)

Colorado	84-0755371
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
11815 Alterra Pkwy, Suite 1500, Austin, TX 78758
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number: (512) 837-7100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Class A Common Stock	CIA	New York Stock Exchange
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2024, Citizens, Inc. (the “Company”) announced the planned transition of its Chief Executive Officer role to Jon Stenberg, who has been serving as the Company's President since March 18, 2024. Gerald W. Shields, who has served as the Company’s Chief Executive Officer and Vice Chairman since 2020, will continue as Vice Chairman of the Company's Board of Directors.

As reported by the Company on its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 18, 2024 (the "March 2024 8-K"), there are no arrangements or understandings between Mr. Stenberg and any other persons pursuant to which he was appointed as the Company’s President or Chief Executive Officer. Additionally, there are no family relationships between Mr. Stenberg and any director of the Board, any other executive officer of Citizens, or any person nominated or chosen by Citizens to become a director or executive officer. Mr. Stenberg does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

Mr. Stenberg’s Executive Employment Agreement was summarized in and filed with the March 2024 8-K.

Item 7.01    Regulation FD Disclosure

On July 1, 2024, the Company issued a press release announcing the appointment of Jon Stenberg as the Company’s Chief Executive Officer. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference in any filing with the Securities and Exchange Commission (the "SEC") made by Citizens under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act.

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits

99.1     Citizens, Inc. press release, dated July 1, 2024

104    Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

By:	/s/ Sheryl Kinlaw
Vice President and Chief Legal Officer
Date: July 8, 2024